UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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Nxt-ID, Inc.

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THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION
REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

On November 16, 2020, Nxt-ID, Inc. (the “Company”) announced that the Company plans to adjourn the Annual Meeting of Stockholders, originally scheduled to be held on October 6, 2020 and subsequently adjourned to November 17, 2020, to Friday, November 20, 2020 at 9:00 a.m. (Eastern Time), to be held at the Company’s office at 288 Christian Street, Hangar C 2nd Floor, Oxford CT 06478, with respect to Proposals No. 3 and No. 4, to allow stockholders additional time to vote on such proposals. Proposals No. 3 and 4 are described in the Company’s Definitive Proxy Statement (the “Proxy Statement”) and set forth on the proxy attached thereto, which were filed with the Securities and Exchange Commission (“SEC”) on August 17, 2020 and mailed to stockholders on or about August 19, 2020. The Company will announce such adjournment at the currently scheduled Annual Meeting. The announcement supplements the Proxy Statement that the Company filed with the SEC on August 17, 2020 and the Definitive Additional Materials filed with the SEC on September 29, 2020, October 5, 2020, October 14, 2020, October 27, 2020, October 29, 2020, November 6, 2020 and November 10, 2020. Below is a copy of the announcement.

Our board of directors has fixed the close of business on August 17, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Your vote is important no matter how many shares you own, so please take the time to vote today. If you need assistance in voting your shares, please call our proxy solicitor, Laurel Hill Advisory Group, at 888-742-1305.

NXT-ID, INC. TO ADJOURN ANNUAL

MEETING OF STOCKHOLDERS

OXFORD, CONNECTICUT, November 16, 2020 — Nxt-ID, Inc. (NASDAQ: NXTD) (the “Company”) today announced that the Company plans to adjourn the Annual Meeting of Stockholders, scheduled to be held on Tuesday, November 17, 2020 at 9:00 a.m. (Eastern Time), to Friday, November 20, 2020 at 9:00 a.m. (Eastern Time), to be held at the Company’s office at 288 Christian Street, Hangar C 2nd Floor, Oxford CT 06478. The Company is adjourning the Annual Meeting only with respect to Proposals Number 3 and Number 4. The Company will announce such adjournment at the currently scheduled Annual Meeting.

The Company is adjourning the Annual Meeting to allow its retail stockholders additional time to vote and approve Proposals Number 3 and Number 4, which are described in the Proxy Statement. Proposal Number 3 authorizes the Company’s board of directors (the “Board”) to effect, at its discretion, a reverse stock split of the Company’s common stock at a specific ratio within a range from one-for-three to one-for-ten. Proposal Number 4 authorizes the Board to (i) effect a reverse stock split of all of the Company’s outstanding shares of Series C Non-Convertible Voting Preferred Stock by the same ratio that the Company’s Board selects for the reverse stock split of the Company’s common stock described in Proposal Number 3 and (ii) increase the stated value of the Series C Preferred Stock by the same amount as the ratio of the Series C Preferred reverse stock split.

Each stockholder’s vote matters and is important no matter how many shares they own. The Company requests that its stockholders please take the time to read and respond to the Company’s proxy materials that were previously provided to them and vote promptly. Voting over the phone or on the Internet will require that its stockholders have their proxy control number available. That number is either printed on the voting instruction form, if stockholders received a physical copy of the proxy materials, or accessible through the voting portal, if the proxy materials were electronically delivered. Stockholders who have sold their shares but were a holder of record at the close of business on August 17, 2020, the record date for the Annual Meeting, remain entitled to vote. The Company encourages its stockholders who have already voted against the reverse stock splits to please reconsider voting. In particular, the Board encourages stockholders to vote “FOR” each of the proposals. It is critical that each stockholder vote and vote to support these proposals. The integrity of our Company and each stockholder’s investment will suffer tremendously if the Company is delisted; hence the importance of each vote.

Stockholders who need assistance in submitting their proxy or voting their shares should call the Company’s proxy solicitor, Laurel Hill Advisory Group, at 888-742-1305.

About Nxt-ID, Inc.

Nxt-ID, Inc. (NASDAQ: NXTD) provides technology products and services for healthcare applications. The Company has extensive experience in access control, biometric and behavior-metric identity verification, security and privacy, encryption and data protection, payments, miniaturization and sensor technologies. Through its subsidiary, LogicMark LLC, Nxt-ID, Inc. is a manufacturer and distributor of non-monitored and monitored personal emergency response systems sold through dealers/distributors and the United States Department of Veterans Affairs. Learn more about Nxt-ID at www.nxt-id.com. For Nxt-ID, Inc. corporate information contact: info@nxt-id.com.

Forward-Looking Statements for Nxt-ID:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the successful execution of the Company’s business strategy. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the availability of financing; the Company’s ability to implement its long range business plan for various applications of its technology; the Company’s ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company’s technology; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission.

Media Contacts: Vincent S. Miceli

investors@nxt-id.com